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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): June 23, 2006

                 CWHEQ Home Equity Loan Trust, Series 2006-S3
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-05

                                  CWHEQ, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                Delaware                                 87-0698310
       ----------------------------       ------------------------------------
       (State or Other Jurisdiction                   (I.R.S. Employer
        of Incorporation of the           Identification No. of the depositor)
               depositor)


4500 Park Granada
Calabasas, California                                     91302
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(Address of Principal                                  (Zip Code)
Executive Offices of the Depositor)

The depositor's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
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Item 8.01   Other Events.
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     The consolidated financial statements of Financial Guaranty Insurance
Company ("FGIC") and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the CWHEQ Home Equity Loan Trust, Series 2006-S3, are attached hereto, as Exhibit 23.1. The consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.

     In addition, the unaudited consolidated financial statements of FGIC and subsidiaries as of March 31, 2006 and for the three month periods ended March 31, 2006 and 2005 are attached hereto as Exhibit 99.2.



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Section 9  Financial Statements and Exhibits
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Item 9.01  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired.
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         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Exhibits.
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Exhibit No.    Description
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   23.1        Consent of Independent Registered Public Accounting Firm.

   99.1 Consolidated financial statements of FGIC and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.

   99.2 Consolidated financial statements of FGIC and subsidiaries as of March 31, 2006, and for the three month periods ending March 31, 2006 and 2005.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CWHEQ, INC.



                                            By: /s/Darren Bigby
                                                -------------------------------
                                                Name:   Darren Bigby.
                                                Title:  Vice President



Dated:  June 23, 2006



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

                                 Exhibit Index
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Exhibit                                                                  Page
-------                                                                  ----

23.1            Consent of Independent Registered
                Public Accounting Firm.                                   6

99.1            Consolidated financial statements of
                FGIC and subsidiaries as of
                December 31, 2005 and 2004, and for
                each of the years in the three-year
                period ended December 31, 2005.                           7

99.2            Consolidated financial statements of
                FGIC and subsidiaries as of
                March 31, 2006, and for
                the three month periods
                ending March 31, 2006 and 2005.                           8



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